EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 7, 1997 included in International Paper Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                       /S/ ARTHUR ANDERSEN LLP


New York, New York
March 12, 1998